UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):                                                                                 April 29, 2011

WARWICK VALLEY TELEPHONE COMPANY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510
(State or Other Jurisdiction	(Commission	(IRS employer
of Incorporation)	File Number)	Identification No.)

47 MAIN STREET, WARWICK, NEW YORK	10990
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (845) 986-8080

(Former name or former address, if changed since last report)

Item 9.01.	Financial Statements and Exhibits

Address of President at Annual Stockholders Meeting on April 29, 2011.  The presentation, as presented is in exhibit Item 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY

Dated: April 29, 2011	By:	/s/ Duane W. Albro.
Name: Duane W. Albro
Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation at Annual Stockholders Meeting on April 29, 2011.